Exhibit 24

                                POWER OF ATTORNEY

         Each person whose signature appears below designates and appoints CURTIS M. STEVENS and ANTON C. KIRCHHOF, JR., and both of them, his or her true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 1,500,000 shares of common stock of Louisiana-Pacific Corporation, to be issued pursuant to the Louisiana-Pacific
Corporation 1998 Employee Stock Purchase Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 3rd day of May, 1998.

             Signature                                Title
             ---------                                -----

         /s/ Mark A. Suwyn
         Mark A. Suwyn            Chief Executive Officer, Chairman of the Board

         /s/ Curtis M. Stevens
         Curtis M. Stevens        Vice President, Treasurer and Chief Financial
                                  Officer

         /s/ William C. Brooks
         William C. Brooks        Director

         /s/ Archie W. Dunham
         Archie W. Dunham         Director

         /s/ Pierre S. du Pont IV
         Pierre S. du Pont IV     Director

         /s/ William E. Flaherty
         William E. Flaherty      Director

         /s/ Bonnie G. Hill
         Bonnie G. Hill           Director

         /s/ Donald R. Kayser
         Donald R. Kayser         Director

         /s/ Lee C. Simpson
         Lee C. Simpson           Director

         /s/ Charles E. Yeager
         Charles E. Yeager        Director